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Exhibit 21 Subsidiaries of the Company

Entity Name	State of Organization

Academy Nursing Home, Inc.	Massachusetts
Accumed, Inc.	New Hampshire
ADS Apple Valley, Inc.	Massachusetts
ADS Consulting, Inc.	Massachusetts
ADS Danvers ALF, Inc.	Delaware
ADS Dartmouth ALF, Inc.	Delaware
ADS Group, Inc. (The)	Massachusetts
ADS Hingham ALF, Inc.	Delaware
ADS Hingham Nursing Facility, Inc.	Massachusetts
ADS Palm Chelmsford, Inc.	Massachusetts
ADS Recuperative Center, Inc.	Massachusetts
ADS Reservoir Waltham, Inc.	Massachusetts
ADS Senior Housing, Inc.	Massachusetts
ANR, Inc. (f/k/a Adacom Network Routers, Inc.)	Delaware
Apple Valley Partnership Holding Company, Inc. (The)	Pennsylvania
Applewood Health Resources, Inc.	Delaware
ASCO Healthcare of New England, Inc.	Maryland
ASCO Healthcare, Inc.	Maryland
ASL, Inc.	Massachusetts
Assisted Living Associates of Berkshire, Inc. (The)	Pennsylvania
Assisted Living Associates of Lehigh, Inc. (The)	Pennsylvania
Assisted Living Associates of Sanatoga, Inc. (The)	Pennsylvania
Automated Professional Accounts, Inc.	West Virginia
Berks Nursing Homes, Inc.	Pennsylvania
Brightwood Property, Inc.	West Virginia
Brinton Manor, Inc.	Delaware
Burlington Woods Convalescent Center, Inc.	New Jersey
CareCard, Inc.	Maryland
Carefleet, Inc.	Pennsylvania
Cheltenham LTC Management, Inc.	Pennsylvania
CHG Investment Corp., Inc.	Delaware
CHNR-I, Inc.	Delaware
Colonial Hall Health Resources, Inc.	Delaware
Colonial House Health Resources, Inc.	Delaware
Compass Health Services, Inc.	West Virginia
Concord Companion Care, Inc.	Pennsylvania
Concord Health Group, Inc.	Delaware
Concord Healthcare Corporation	Delaware
Concord Healthcare Services, Inc.	Pennsylvania
Concord Home Health, Inc.	Pennsylvania
Concord Pharmacy Services, Inc.	Pennsylvania
Concord Rehab, Inc. d/b/a American Therapy	Pennsylvania
Concord Service Corporation	Pennsylvania
Crestview Convalescent Home, Inc.	Pennsylvania
Crestview North, Inc.	Pennsylvania

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Entity Name	State of Organization

CVNR, Inc.	Delaware
Dawn View Manor, Inc.	West Virginia
Delco Apothecary, Inc.	Pennsylvania
DELM Nursing, Inc.	Pennsylvania
Denton Healthcare Corporation	Delaware
Derby Nursing Center Corporation	Connecticut
Diane Morgan and Associates, Inc. d/b/a DM & A Rehab	Pennsylvania
Dover Healthcare Associates, Inc.	Delaware
Eastern Medical Supplies, Inc.	Maryland
Eastern Rehab Services, Inc.	Maryland
EIDOS, Inc.	Florida
ElderCare Resources Corp. f/k/a Health Resources of Tazewell, Inc.	Delaware
Elmwood Health Resources, Inc.	Delaware
Encare of Massachusetts, Inc.	Delaware
Encare of Pennypack, Inc.	Pennsylvania
Encare of Quakertown, Inc.	Pennsylvania
Encare of Wyncote, Inc.	Pennsylvania
RHS Membership Interest Holding Company f/k/a Genesis Eldercare Adult Day Health Services, Inc.	Pennsylvania
Genesis ElderCare Centers – Beverly and Danvers, Inc. f/k/a Genesis ElderCare Centers I, Inc.	Delaware
Genesis ElderCare Centers II, Inc.	Delaware
Genesis ElderCare Centers III, Inc.	Delaware
Genesis Eldercare Corp.	Delaware
Genesis ElderCare Diagnostic Services, Inc. f/k/a Diversified Diagnostics, Inc.	Pennsylvania
Genesis Eldercare Home Care Services, Inc. f/k/a Healthcare Services Network, Inc.	Pennsylvania
Genesis Eldercare Home Health Services - Southern, Inc.	Pennsylvania
Genesis ElderCare Hospitality Services, Inc. f/k/a HCHS, Inc.	Pennsylvania
Genesis ElderCare Living Facilities, Inc.	Pennsylvania
Genesis Eldercare Management Services, Inc. f/k/a Bluefield Manor, Inc.	Delaware
Genesis Eldercare National Centers, Inc. f/k/a National Health Care Affiliates, Inc.	Florida
Genesis ElderCare Network Services of Massachusetts, Inc.	Pennsylvania
Genesis Eldercare Network Services, Inc. f/k/a Genesis Management Resources, Inc. f/k/a Total Care Systems, Inc.	Pennsylvania
Genesis ElderCare Partnership Centers, Inc.	Delaware
Genesis Eldercare Physician Services, Inc. f/k/a Genesis Physician Services, Inc. f/k/a Genesis Health Ventures Linen Services, Inc.	Pennsylvania
Genesis Eldercare Properties, Inc.	Pennsylvania
Genesis Eldercare Rehabilitation Management Services, Inc. f/k/a Robindale Medical Services, Inc.	Pennsylvania
Genesis Eldercare Staffing Services, Inc. f/k/a Staff Replacement Services, Inc. f/k/a SRS Acquisition Corporation	Pennsylvania
Genesis Health Services Corporation	Delaware
Genesis Health Ventures of Arlington, Inc.	Pennsylvania
Genesis Health Ventures of Bloomfield, Inc.	Pennsylvania
Genesis Health Ventures of Clarks Summit, Inc.	Pennsylvania
Genesis Health Ventures of Indiana, Inc.	Pennsylvania
Genesis Health Ventures of Lanham, Inc.	Pennsylvania
Genesis Health Ventures of Massachusetts, Inc.	Pennsylvania

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Entity Name	State of Organization

Genesis Health Ventures of New Garden, Inc.	Pennsylvania
Genesis Health Ventures of Point Pleasant, Inc.	Pennsylvania
Genesis Health Ventures of Salisbury, Inc.	Pennsylvania
Genesis Health Ventures of Wayne, Inc.	Pennsylvania
Genesis Health Ventures of West Virginia, Inc.	Pennsylvania
Genesis Health Ventures of Wilkes-Barre, Inc.	Pennsylvania
Genesis Health Ventures of Windsor, Inc.	Pennsylvania
Genesis Health Ventures, Inc.	Pennsylvania
Genesis Healthcare Centers Holdings, Inc.	Delaware
Genesis Holdings, Inc.	Delaware
Genesis Immediate Med Center, Inc.	Pennsylvania
Genesis Properties of Delaware Corporation	Delaware
Genesis SelectCare Corp.	Pennsylvania
Genesis/VNA Partnership Holding Company, Inc.	Pennsylvania
Genesis-Crozer Partnership Holding Company, Inc.	Pennsylvania
Geriatric & Medical Companies, Inc. f/k/a Geriatric & Medical Centers, Inc.	Delaware
Geriatric and Medical Services, Inc.	New Jersey
Geriatric and Medical Investments Corporation	Delaware
GeriMed Corp.	Pennsylvania
GHV at Salisbury Center, Inc.	Pennsylvania
Glenmark Associates, Inc.	West Virginia
Glenmark Associates-Dawn View Manor, Inc.	West Virginia
Glenmark Properties, Inc.	West Virginia
GMA Partnership Holding Company, Inc.	West Virginia
GMA-Brightwood, Inc.	West Virginia
GMA-Construction, Inc.	West Virginia
GMA-Madison, Inc.	West Virginia
GMA-Uniontown, Inc.	Pennsylvania
GMC Leasing Corporation	Delaware
GMC-LTC Management, Inc.	Pennsylvania
GMS Insurance Services, Inc.	Pennsylvania
GMS Management - Tucker, Inc.	Pennsylvania
GMS Management, Inc.	Pennsylvania
Governor's House Nursing Home, Inc.	Delaware
H.O. Subsidiary, Inc. f/k/a HealthObjects, Inc.	Maryland
Health Concepts and Services, Inc.	Maryland
Health Resources of Academy Manor, Inc.	Delaware
Health Resources of Arcadia, Inc.	Delaware
Health Resources of Boardman, Inc.	Delaware
Health Resources of Brooklyn, Inc.	Delaware
Health Resources of Cedar Grove, Inc.	New Jersey
Health Resources of Cinnaminson, Inc.	New Jersey
Health Resources of Colchester, Inc.	Connecticut
Health Resources of Columbus, Inc. (f/k/a MRD Realty, Inc.)	Delaware
Health Resources of Cumberland, Inc.	Delaware
Health Resources of Englewood, Inc.	New Jersey
Health Resources of Ewing, Inc.	New Jersey
Health Resources of Farmington, Inc.	Delaware
Health Resources of Gardner, Inc.	Delaware

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Entity Name	State of Organization

Health Resources of Glastonbury, Inc.	Connecticut
Health Resources of Groton, Inc.	Delaware
Health Resources of Karmenta and Madison, Inc.	Delaware
Health Resources of Lakeview, Inc.	New Jersey
Health Resources of Lemont, Inc,	Delaware
Health Resources of Marcella, Inc.	Delaware
Health Resources of Morristown, Inc. (f/k/a P.W.O.N. Associates, Inc.)	New Jersey
Health Resources of Norfolk, Inc.	Delaware
Health Resources of North Andover, Inc.	Delaware
Health Resources of Norwalk, Inc.	Connecticut
Health Resources of Rockville, Inc.	Delaware
Health Resources of Solomont/Brookline, Inc.	Delaware
Health Resources of Troy Hills, Inc. (f/k/a F.L. Associates, Inc.)	New Jersey
Health Resources of Wallingford, Inc.	Delaware
Health Resources of Warwick, Inc. (f/k/a GANCI Acquisition Corp. f/k/a RAC Acquisition Corp.)	Delaware
Health Resources of Westwood, Inc. (f/k/a Health Resources of Rhode Island, Inc.)	Delaware
Healthcare Resources Corp.	Pennsylvania
HealthObjects Corporation f/k/a Neighborware Health Systems, Inc.	Maryland
Helstat, Inc.	West Virginia
Hilltop Health Care Center, Inc.	Delaware
HMNH Realty, Inc.	Delaware
HNCA, Inc.	Pennsylvania
Horizon Associates, Inc.	West Virginia
Horizon Medical Equipment and Supply, Inc.	West Virginia
Horizon Mobile, Inc.	West Virginia
Horizon Rehabilitation, Inc.	West Virginia
House of Campbell (The)	West Virginia
HR of Charlestown, Inc.	West Virginia
HRWV Huntington, Inc.	West Virginia
Innovative Health Care Marketing, Inc.	Pennsylvania
Innovative Pharmacy Services, Inc.	New Jersey
Institutional Health Care Services, Inc.	New Jersey
Keystone Nursing Home, Inc.	Delaware
Knollwood Manor, Inc.	Pennsylvania
Knollwood Nursing Home, Inc.	Delaware
Lakewood Health Resources, Inc.	Delaware
Laurel Health Resources, Inc.	Delaware
Liberty Health Corp. Ltd.	Bermuda
Life Support Medical Equipment, Inc.	Pennsylvania
Life Support Medical, Inc.	Pennsylvania
Lincoln Nursing Home, Inc.	Delaware
LRC Holding Company	Delaware
LWNR, Inc.	Delaware
Mabri Convalescent Center, Inc.	Connecticut
Madison Avenue Assisted Living, Inc.	New Jersey
Manor Management Corporation of Georgian Manor, Inc.	Pennsylvania
Marlinton Partnership Holding Company, Inc.	West Virginia
Marlinton Associates, Inc.	West Virginia
Marshfield Health Resources, Inc.	Delaware
McKerley Health Care Center - Concord, Inc.	New Hampshire

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Entity Name	State of Organization

McKerley Health Care Centers, Inc.	New Hampshire
Medical Services Group, Inc.	Maryland
Meridian Health, Inc. f/k/a MI Acquisition Corp.	Pennsylvania
Meridian Healthcare Investments, Inc.	Maryland
Meridian Healthcare, Inc. f/k/a MHC Acquisition Corp.	Pennsylvania
Metro Pharmaceuticals, Inc.	Pennsylvania
MHNR, Inc.	Delaware
MNR, Inc.	Delaware
Montgomery Nursing Homes, Inc.	Pennsylvania
Multicare AMC, Inc.	Delaware
Multicare Companies, Inc. (The) (a/k/a Century Care Corporation in New Jersey)	Delaware
Multicare Home Health of Illinois, Inc.	Delaware
Multicare Payroll Corp.	New Jersey
National Pharmacy Service, Inc.	Pennsylvania
NeighborCare Infusion Services, Inc. f/k/a Vitalink Infusion Services, Inc.	Delaware
NeighborCare of Indiana, Inc. f/k/a TeamCare of Indiana, Inc.	Indiana
NeighborCare of Northern California, Inc. f/k/a CompuPharm of Northern California, Inc.	California
NeighborCare of Oklahoma, Inc. f/k/a Vitalink Subsidiary, Inc.	Oklahoma
NeighborCare of Virginia, Inc. f/k/a TeamCare of Virginia, Inc.	Virginia
NeighborCare of Wisconsin, Inc. f/k/a GCI Innovative Pharmacy, Inc.	Wisconsin
NeighborCare Pharmacies, Inc.	Maryland
NeighborCare Pharmacy Services, Inc. f/k/a Vitalink Pharmacy Services, Inc.	Delaware
NeighborCare-Medisco, Inc. f/k/a Medisco Pharmacies, Inc.	California
NeighborCare-ORCA, Inc. f/k/a White, Mack & Wart, Inc. d/b/a Propac Pharmacy	Oregon
NeighborCare-TCI, Inc.	Delaware
Ye Olde Ambulance Company, Inc. f/k/a Network Ambulance Services, Inc. f/k/a Life Support Ambulance, Inc.	Pennsylvania
North Madison, Inc.	West Virginia
Northwestern Management Services, Inc.	Delaware
Nursing and Retirement Center of the Andovers, Inc.	Massachusetts
Oak Hill Health Care Center, Inc.	Virginia
Pharmacy Equities, Inc.	Pennsylvania
PHC Operating Corp.	Delaware
Philadelphia Avenue Corporation	Pennsylvania
Pocahontas Continuous Care Center, Inc.	West Virginia
Prescott Nursing Home, Inc.	Massachusetts
Professional Pharmacy Services, Inc.	Maryland
Progressive Rehabilitation Centers, Inc. (f/k/a Health Resources of Lakewood, Inc.)	Delaware
Prospect Park LTC Management, Inc.	Pennsylvania
Providence Funding Corporation	Delaware
Providence Health Care, Inc.	Delaware
Providence Medical, Inc.	Ohio
Quakertown Manor Convalescent and Rehabilitation, Inc.	Delaware
Rest Haven Nursing Home, Inc.	West Virginia
Ridgeland Health Resources, Inc.	Delaware
River Pines Health Resources, Inc.	Delaware
Rivershores Health Resources, Inc.	Delaware
RLNR, Inc.	Delaware
Rose Healthcare, Inc.	New Jersey
Roxborough Nursing Home, Inc.	Pennsylvania

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Entity Name	State of Organization

RSNR, Inc.	Delaware
RVNR, Inc.	Delaware
S.T.B. Investors, LTD	New York
Schuylkill Nursing Home, Inc.	Pennsylvania
Schuylkill Partnership Acquisition Corp.	Pennsylvania
Scotchwood Massachusetts Holding Co., Inc.	Delaware
Senior Living Ventures, Inc.	Pennsylvania
Senior Source, Inc.	Massachusetts
Snow Valley Health Resources, Inc.	Delaware
Solomont Family Fall River Venture, Inc.	Massachusetts
Solomont Family River Medford Venture, Inc.	Massachusetts
State Street Associates, Inc. (f/k/a Genesis Health Ventures of Brackenridge, Inc.)	Pennsylvania
Suburban Medical Services, Inc.	Pennsylvania
SVNR, Inc.	Delaware
TMC Acquisition Corp. f/k/a Troy Hills Assisted Living, Inc.	New Jersey
Transport Services, Inc.	Maryland
Tri State Mobile Medical Services, Inc.	West Virginia
NeighborCare Home Medical Equipment, Inc. f/k/a United Health Care Services, Inc.	Pennsylvania
Valley Medical Services, Inc.	Pennsylvania
Valley Transport Ambulance Service, Inc.	Pennsylvania
Versalink, Inc.	Delaware
Villas Realty & Investments, Inc.	Pennsylvania
Walnut LTC Management, Inc.	Pennsylvania
Wayside Nursing Home, Inc.	Delaware
Weisenfluh Ambulance Service, Inc.	Pennsylvania
West Phila. LTC Management, Inc.	Pennsylvania
Westford Nursing and Retirement Center, Inc.	Massachusetts
Willow Manor Nursing Home, Inc.	Massachusetts
Wyncote Healthcare Corp.	Pennsylvania
York LTC Management, Inc.	Pennsylvania
ADS Home Health, Inc.	Delaware
ADS Management, Inc. a/k/a ADS/TMCI Management, Inc.	Massachusetts
ADS Village Manor, Inc.	Massachusetts
ADS/Multicare, Inc.	Delaware
Bethel Health Resources, Inc.	Delaware
Century Care Management, Inc. (f/k/a Century Management, Inc.)	Delaware
Chateau Village Health Resources, Inc.	Delaware
ENR, Inc.	Delaware
Genesis Eldercare Rehabilitation Services, Inc. f/k/a Team Rehabilitation, Inc.	Pennsylvania
Health Resources of Middletown (RI), Inc.	Delaware
Lake Manor, Inc.	Pennsylvania
Rose View Manor, Inc.	Pennsylvania
Stafford Convalescent Center, Inc. f/k/a MCV Realty, Inc.	Delaware
Arcadia Associates	Massachusetts
McKerley Health Facilities	New Hampshire
Automated HomeCare Systems, L.L.C	Maryland
Breyut Convalescent Center, L.L.C.	New Jersey
Encare of Mendham, L.L.C.	New Jersey
Genesis ElderCare Employment Services, L.L.C.	Delaware
Genesis-Georgetown SNF/JV, L.L.C.	Delaware

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Entity Name	State of Organization

Glenmark Limited Liability Company I	West Virginia
Health Resources of Bridgeton, L.L.C.	New Jersey
Health Resources of Cinnaminson, L.L.C.	New Jersey
Health Resources of Cranbury, L.L.C. (merged with Health Resources of Cranbury, Inc. and Cranbury Care Center, Inc. (a non GEC entity) in 09/99)	New Jersey
Health Resources of Eatontown, L.L.C. (merged with Laurel Associates, Inc., a non Multicare entity)	New Jersey
Health Resources of Emery, L.L.C,	New Jersey
Health Resources of Englewood, L.L.C.	New Jersey
Health Resources of Ewing, L.L.C.	New Jersey
Health Resources of Fairlawn, L.L.C.	New Jersey
Health Resources of Jackson, L.L.C.	New Jersey
Health Resources of Ridgewood, L.L.C.	New Jersey
Health Resources of South Brunswick, LLC	New Jersey
Health Resources of West Orange, L.L.C.	New Jersey
Main Street Pharmacy, L. L. C.	Maryland
Pompton Care, L.L.C.	New Jersey
Respiratory Health Services, L. L. C.	Maryland
Roephel Convalescent Center, L.L.C.	New Jersey
ADS Apple Valley Limited Partnership	Massachusetts
ADS Hingham Limited Partnership	Massachusetts
ASCO Healthcare of New England, Limited Partnership	Maryland
Brevard Meridian Limited Partnership	Maryland
Care4, L.P.	Delaware
Catonsville Meridian Limited Partnership	Maryland
Cumberland Associates of Rhode Island, L.P.	Delaware
Easton Meridian Limited Partnership	Maryland
Edella Street Associates	Pennsylvania
Genesis ElderCare Centers I, L. P.	Delaware
Genesis ElderCare Centers II, L. P.	Delaware
Genesis ElderCare Centers III, L. P.	Delaware
Genesis Health Ventures of West Virginia, Limited Partnership	Pennsylvania
Genesis Properties Limited Partnership	Pennsylvania
Genesis Properties of Delaware Ltd. Partnership, L.P.	Delaware
Greenspring Meridian Limited Partnership	Maryland
Groton Associates of Connecticut, L.P.	Delaware
Hammonds Lane Meridian Limited Partnership	Maryland
Holly Manor Associates of New Jersey, L.P.	Delaware
McKerley Health Care Center - Concord Limited Partnership	New Hampshire
Mercerville Associates of New Jersey, L.P.	Delaware
Meridian Edgewood Limited Partnership	Maryland
Meridian Perring Limited Partnership	Maryland
Meridian Valley Limited Partnership	Maryland
Meridian Valley View Limited Partnership	Maryland
Meridian/Constellation Limited Partnership	Maryland
Middletown (RI) Associates of Rhode Island,L.P.	Delaware
Millville Meridian Limited Partnership	Maryland
Norristown Nursing and Rehabilitation Center Associates, L.P.	Pennsylvania
North Cape Convalescent Center Associates, L. P.	Pennsylvania
Northwest Total Care Center Associates, L. P.	New Jersey

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Entity Name	State of Organization

Philadelphia Avenue Associates	Pennsylvania
Point Pleasant Haven Limited Partnership	West Virginia
Pompton Associates, L.P.	New Jersey
Raleigh Manor Limited Partnership	West Virginia
River Street Associates	Pennsylvania
Romney Health Care Center Ltd., Limited Partnership	West Virginia
Seminole Meridian Limited Partnership	Maryland
Sisterville Haven Limited Partnership	West Virginia
State Street Associates, L.P.	Pennsylvania
Straus Group-Hopkins House, L.P. (The)	New Jersey
Straus Group-Old Bridge, L.P. (The)	New Jersey
Straus Group-Quakertown Manor, L.P. (The)	New Jersey
Straus Group-Ridgewood, L.P. (The)	New Jersey
Teays Valley Haven Limited Partnership	West Virginia
Therapy Care Systems, L.P. a/k/a Therapy Care Systems Limited Partnership	Pennsylvania
Volusia Meridian Limited Partnership	Maryland
Wallingford Associates of Connecticut, L.P.	Delaware
Warwick Associates of Rhode Island, L.P.	Delaware
Westford Nursing and Retirement Center, Limited Partnership	Massachusetts
ADS Recuperative Center Limited Partnership	Massachusetts
Lake Washington, Ltd.	Florida
Alliance Pharmacy Services, L.L.C.	Indiana
Geneva Sub, Inc.	Delaware
Tidewater Healthcare Shared Services Group, Inc. The f/k/a TW Acquisition Corp	Pennsylvania
Genesis Eldercare Rehabilitation Services, Inc. f/k/a Team Rehabilitation, Inc.	Pennsylvania